SCHEDULE 14A INFORMATION
811-3364
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

check the appropriate box:

     [  ] Preliminary Proxy Statement
     [X]  Definitive Proxy Statement
     [  ] Definitive Additional Materials
     [  ] Soliciting Material Pursuant to  240.14a-11(c) or
240.14a-12


                     Maxim Series Fund, Inc.
        (Name of Registrant as Specified in its Charter)

                    Beverly A. Byrne, Esquire
                  Jeffrey A. Engelsman, Esquire
              The Great-West Life Assurance Company
                     8515 East Orchard Road
                       Englewood, CO 80111
           (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check appropriate box):

     [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
          or 14a-6(i)(2) or per investment Company Act Rule 20a-
          1(c).
     [  ] $500 per each party to the controversy pursuant to
          Exchange Act Rule 14a-6(i)(3).
     [  ] Fee computed on table below per Exchange Act Rules 14a-
          6(i)(4) and 0-11.

          (1) Title of Each class of securities to which
          transaction applies:
          __________________________________________________

          (2) Aggregate number of securities to which transaction
          applies:
          ___________________________________________________

          (3) Per unit price or other underlying value of
          transaction computed pursuant to Exchange Act Rule 0-11
          (Set forth the amount on which the filing fee is
          calculated and state how it was determined):
          ____________________________________________________

          (4) Proposed maximum aggregate value of transaction:
          _____________________________________________________

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:
          (2) Form, Schedule or Registration No.:
          (3) Filing Party:
          (4) Date Filed:

                     MAXIM SERIES FUND, INC.

               Executive Offices:  8515 East Orchard Road
                                   Englewood, Colorado 80111

               Mailing Address:    P.O. Box 1700
                                   Denver, Colorado 80201

                                                   April 23, 1996

          NOTICE OF 1996 ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS OF MAXIM SERIES FUND, INC.:

     You are hereby notified that pursuant to the Bylaws of Maxim Series Fund, Inc. ("the Fund"), the 1996 Annual Meeting of its Shareholders ("the Meeting") will be held at 8515 E. Orchard Road, Englewood, Colorado on Tuesday, April 23, 1996 at 9:30 a.m. for the following purposes:

     1. To elect five directors to serve for the ensuing year;

     2. To ratify or reject the selection of Deloitte & Touche, LLP as independent auditors of the Fund for its fiscal year ending December 31, 1996; and

     3. To transact any other business which may properly come before the Meeting or any adjournment or adjournments thereof.

     The Board of Directors has fixed the close of business on February 29, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

     You are invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of Proxy and return it promptly in the envelope provided for that purpose. The enclosed Proxy is being solicited by the Board of Directors of the Fund.

                              By Order of the Board of Directors

                              /s/ Ruth B. Lurie

                              Ruth B. Lurie
                              Secretary

March 15, 1996

                         PROXY STATEMENT

                     MAXIM SERIES FUND, INC.

                    Executive Offices:  8515 East Orchard Road
                                        Englewood, Colorado 80111

                    Mailing Address:    P.O. Box 1700
                                        Denver, Colorado 80201

                                                   April 23, 1996

               1996 ANNUAL MEETING OF SHAREHOLDERS

Introduction

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Maxim Series Fund, Inc. ("the Fund"), a Maryland corporation, to be voted at the 1996 Annual Meeting of Shareholders of the Fund ("the Meeting"), to be held at 8515 E. Orchard Road, Englewood, Colorado, on Tuesday, April 23, 1996 at 9:30 a.m. It is anticipated that the approximate mailing date of this Proxy Statement will be March 15, 1996.

     The Board of Directors has fixed the close of business on February 29, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof (the "Record Date"). The Fund presently consists of twenty-one Portfolios, each of which issues a separate class of common stock, par value $.10 per share. Holders of common stock of each Portfolio on the Record Date will be entitled to one vote for each share held (and fractional vote corresponding to any fractional shares), with no shares having cumulative voting rights. As of February 29, 1996, the Fund had 291,427,819.65 outstanding shares of the Money Market Portfolio; 66,624,430.80 shares of the Bond Portfolio; 364,254,036.68 shares of the Stock Index Portfolio; 60,368,197.60 shares of the U.S. Government Securities Portfolio; 43,379,583.11 shares of the Total Return Portfolio; 73,091,850.04 shares of the Investment Grade Corporate Bond Portfolio; 111,338,908.21 shares of the U.S. Government Mortgage Securities Portfolio; 48,124,973.17 shares of the Small-Cap Index Portfolio; 35,168,954.25 shares of the Growth Index Portfolio; 56,735,411.37 shares of the Value Index Portfolio; 116,178,454.82 shares of the Mid-Cap Portfolio; 21,320,508.80 shares of the Small-Cap Value Portfolio; 53,276,740.26 shares of the International Equity Portfolio; 45,107,016.68 shares of the Corporate Bond Portfolio; 47,106,375.56 shares of the Maxim Vista Growth & Income Portfolio; 6,385,391.85 shares of the Maxim INVESCO Small-Cap Growth Portfolio; 2,749,169.09 shares of the Maxim INVESCO ADR Portfolio; 12,428,230.78 shares of the Maxim T. Rowe Price Equity/Income Portfolio; 26,041,594.74 shares of the Small-Cap Aggressive Growth Portfolio; 20,399,666.95 shares of the Short-Term Maturity Bond Portfolio and 65,175,680.04 shares of the Foreign Equity Portfolio. The shares of the Fund are sold to Maxim Series Account, FutureFunds Series Account, and Retirement Plan Series Account of Great-West Life & Annuity Insurance Company ("GWL&A") to fund the benefits under variable annuity contracts ("the Contracts") issued by GWL&A. Shares of the Fund are also sold to Pinnacle Series Account of GWL&A to fund benefits under variable life contracts (also "Contracts") issued by GWL&A. The four series accounts are hereinafter referred to as "the Series Accounts". The parent of GWL&A, The Great-West Life Assurance Company ("Great-West"), provided initial capital to the Fund. Great-West held, as of February 29, 1996, 3,599,822.89 shares of the Short-Term Maturity Bond Portfolio, 5,213,693.86 shares of the Small-Cap Index Portfolio, 496,471.01 shares of the Growth Index Portfolio, 2,721,377.41 shares of the Small-Cap Value Portfolio, 2,087,320.82 shares of the Maxim INVESCO Small-Cap Growth Portfolio; 2,028,363.85 shares of the Maxim INVESCO ADR Portfolio; and 2,084,048.32 shares of the Maxim T. Rowe Price Equity/Income Portfolio. As of February 29, 1996, Great-West did not hold any shares of the other Portfolios.

     The investment adviser to the Fund is Great-West, 8515 E.
Orchard Road, Englewood, Colorado 80111.

     In accordance with its view of present applicable law, shares attributable to each of the Portfolios held in the Series Accounts will be voted based on instructions received from the owners of Contracts ("Contractowners") having on the Record Date a voting interest in the corresponding Investment Divisions of the Series Accounts. The number of votes which a Contractowner has the right to cast will be determined by applying his/her percentage interest in an Investment Division to the total number of votes attributable to the Investment Division. In determining the number of votes, fractional shares will be recognized. Fund shares held in an Investment Division as to which no timely instructions are received will be voted by GWL&A in proportion to the voting instructions which are received with respect to all Contracts participating in that Investment Division. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast. In connection with the solicitation of such instructions from such Contractowners, it is understood and expected that GWL&A will furnish a copy of this Proxy Statement to Contractowners. Great-West will pay the expenses of this proxy solicitation.

     A proxy may be revoked at any time before it is exercised by filing with the Secretary of the Fund an instrument of revocation or a duly executed proxy bearing a later date. A proxy may also be revoked by attending the Annual Meeting of Shareholders and voting in person. Attendance at the Annual Meeting of Shareholders will not in and of itself constitute the revocation of a proxy.

     Management of the Fund knows of no other business, other than mentioned in items 1 and 2 of the Notice of Meeting, which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed Proxy to vote in accordance with their best judgment.

       Proposal
             Summary          Eligible Voters1.  Election of
Directors
A proposal
regarding the
election of the
members of the
Board of Directors
of Maxim Series
Fund, Inc. to serve
until their
successors are
elected and
qualified.
Contractholders
having an interest
in an investment
option
corresponding to a
Portfolio of Maxim
Series Fund.
2.  Ratification of
Auditors
A proposal
regarding the
ratification of the
selection of
Deloitte & Touche,
LLP ("Deloitte &
Touche") as
independent
auditors for Maxim
Series Fund, Inc.
for the fiscal year
ending December 31,
1996.
Contractholders
having an interest
in an investment
option
corresponding to a
Portfolio of Maxim
Series Fund.

PROPOSAL 1: ELECTION OF DIRECTORS

     At the Meeting, five Directors will be elected to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. It is the intention of the persons named in the enclosed Proxy to nominate and vote in favor of the election of the persons listed below.

     In accordance with the Bylaws of the Fund, there shall be five Directors, all of whom shall be elected to one year terms. Each nominee listed below has consented to serve as a Director. The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the Proxies received will be voted for such substitute nominees as the board of Directors may recommend.

     The following information is furnished with respect to the nominees:

Name and Address    Principal Occupation          Age  Director
of Nominee          During the Last 5 Years            Since


Rex Jennings             President Emeritus, Denver71  1988
12510 E. Evans Circle, #CMetro Chamber of Commerce
Aurora, Colorado 80014   (since 1987)

Dennis Low*              Executive Vice-President,52   1991
3862 Christy Ridge Road  Financial Services, of the
Sedalia, Colorado 80135  Investment Adviser (since 1991);
                         Executive Vice-President,
                         Financial Services of GWL&A
                         (since 1991); Senior Vice-President,
                         Individual, U.S. of the Investment
                         Adviser (1987-1990)

James D. Motz*           Senior Vice-President,   46   1994
5037 E. Nichols Place    Employee Benefits, of the
Littleton, Colorado 80122Investment Adviser (since 1991);
                         Senior Vice-President,
                         Employee Benefits of GWL&A (since 1992);
                         Vice-President, Group, U.S.,
                         of the Investment Adviser (1983-1990)

Sanford Zisman           Attorney, Zisman &       56   1982
3773 Cherry Creek Drive N.    Ingraham, P.C.
Suite 250
Denver, Colorado 80209

Richard P. Koeppe, Ph.D. Retired Superintendant,  64   1987
8679 E. Kenyon Avenue    Denver Public Schools
Englewood, Colorado 80017

     *Interested person, as defined in the Investment Company Act of 1940, of the Fund.

Committees and Board of Directors Meetings

     The Board of Directors has a standing Audit Committee, which consists, and which after the election of the above named nominees as Directors is expected to consist, of the three Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940. The Committee will be made up of Rex Jennings, Richard P. Koeppe and Sanford Zisman if each is elected. The purpose of the Audit Committee is, on behalf of the Board of Directors, to review financial statements, audit results, internal controls, and other financially oriented Fund activities, and to monitor the exercise of management and external auditor responsibilities. During 1995, the Audit Committee held one meeting.

     The Board of Directors has a standing Executive Committee which consists of the two Directors who are "interested persons" of the Fund. The purpose of the Executive Committee is to exercise, as required, the powers and authority of the Board of Directors, within certain limitations as prescribed in the Bylaws of the Fund.

     During 1995, the Board of Directors held five meetings. Mr. Low attended fewer than 75% of the Board of Directors meetings. No other Director attended fewer than 75% of the aggregate of the Board of Directors meetings and Committee meetings as applicable to him.

Interested Persons

     The Fund considers Mr. Low and Mr. Motz each to be an interested person of the Fund within the meaning of Section
2(a)(19) of the Investment Company Act of 1940. Mr. Low is
Executive Vice-President, Financial Services, U.S., of the
Investment Adviser and of GWL&A. Mr. Motz is Senior Vice-President, Employee Benefits, U.S., of the Investment Adviser and of GWL&A.

Compensation

     The Investment Adviser pays all compensation of officers and employees of the Fund as well as the fees of all Directors of the Fund who are affiliated persons of Great-West or its subsidiaries. The Fund pays the disinterested Directors, and during 1995 paid each of the three disinterested Directors $800 per meeting attended and paid all of the actual out-of-pocket expenses of such Directors relating to attendance at meetings, as well as an annual retainer of $2,500 in two equal installments. Such fees and expenses aggregated $19,500.00 for the period from January 1, 1995 to December 31, 1995.

Officers of the Fund

     The following information is furnished with respect to the officers of the Fund:

Name and Office     Principal Occupation          Age  Officer
with the Fund       During the Last 5 Years            Since


Dennis Low*         Executive Vice-President,     52   1994
President           Financial Services, of the
                    Investment Adviser (since 1991);
                    Executive Vice-President,
                    Employee Benefits of GWL&A
                    (since 1992); Senior Vice-President,
                    Individual, U.S., of the Investment
                    Adviser (1987-1990)

Glen R. Derback     Vice-President, Financial     44   1985
Treasurer           Control of the Investment Adviser (since 1984)

Ruth B. Lurie       Vice-President and            55   1988
Secretary           Counsel (U.S.) of the
                    Investment Adviser (since 1988)

Mark J. Pavlik      Manager, Financial Control of 35   1991
Controller          the Investment Adviser (since July 1991);
                    Associate Manager, Financial
                    Accounting and Control of the
                    Investment Adviser (1989-1993)

Bruce A. Burrey     Assistant Vice-President,     48   1983
Assistant ControllerAccounting Services of the
                    Investment Adviser (since 1984)

Beverly A. Byrne    Assistant Counsel of the      40   1988
Assistant Secretary Investment Adviser (since 1993); Attorney with the Investment Adviser (1988-1993)

Stock Ownership

     In 1995, none of the Directors or Officers of the Fund made any purchases or sales of the outstanding common stock of the Fund, its parents, subsidiaries, investment adviser or parents or subsidiaries of the investment adviser.

Vote Required

     In order to approve this Proposal, the affirmative vote of the holders of a majority of the outstanding shares of the Fund is required. Majority for this purpose and under the Investment Company Act of 1940 means the lesser of (i) 67% of the shares represented at a meeting at which more that 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

PROPOSAL 2: SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of Deloitte & Touche, independent auditors, to examine the financial statements of the Fund for the fiscal year ending December 31, 1996. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying Proxy will be voted in favor of ratifying the selection of Deloitte & Touche.

     Deloitte & Touche also acts as independent auditors for The Great-West Life Assurance Company and all of its subsidiaries and for the other investment company (Great-West Variable Annuity Account A) for which Great-West acts as investment adviser. Audit services performed by Deloitte & Touche during the fiscal year most recently completed included examinations of the financial statements of the Fund, services related to filings with the Securities and Exchange Commission, and consultation on matters related to accounting and financial reporting. Representatives of Deloitte & Touche are not expected to be present at the Meeting.

Vote Required

     In order to approve this Proposal, the affirmative vote of the holders of a majority of the outstanding shares of the Fund is required. Majority for this purpose and under the Investment Company Act of 1940 means the lesser of (i) 67% of the shares represented at a meeting at which more that 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares.

The Board of Directors, including the independent directors, recommends a vote FOR.


                     ADDITIONAL INFORMATION

Distribution Arrangements

     On April 1,1982 the Fund entered into a Share Purchase Agreement with GWL&A with respect to the sale of the Fund's shares to Maxim Series Account of GWL&A. On April 1,1984 the Fund entered into a Share Purchase Agreement with GWL&A with respect to the sale of the Fund's shares to FutureFunds Series Account of GWL&A. On July 1, 1985 the Fund entered into a Share Purchase Agreement with GWL&A with respect to the sale of the Fund's shares to Pinnacle Series Account. On May 1, 1995, the Fund entered into a Share Purchase agreement with GWL&A with respect to the sale of the Fund's shares to Retirement Plan Series Account of GWL&A. Such shares are and will be sold at their respective net asset values and therefore will involve no sales charge. The Share Purchase Agreements continue in effect until terminated by the mutual written consent of the parties.

Shareholder Proposals

     If a shareholder intends to present a proposal at the 1997 Annual Meeting of Shareholders of the Fund and desires to have the proposal included in the Fund's Proxy Statement and Form of Proxy for that meeting, the shareholder must deliver the proposal to the offices of the Fund by December 1, 1996. The expense of preparing, printing and mailing of the enclosed Form of Proxy and accompanying Notice and Proxy Statement will be borne by the Fund.

The Fund will furnish, without charge, a copy of 1995 annual report and the June 30, 1995 semi-annual report upon request to: Ms.
Teddy Beckman, 8515 E. Orchard Road, Englewood, CO 80111; (800)
537-2033, ext. 4538.

                              BY ORDER OF THE BOARD OF DIRECTORS

                                    /s/ Ruth B. Lurie

                                   Ruth B. Lurie
                                   Secretary
March 15, 1996

                                    PROXY
                           MAXIM SERIES FUND, INC.
           PROXY FOR ANNUAL MEETING OF SHAREHOLDERS APRIL 23, 1996

The undersigned hereby appoints Ruth B. Lurie, Beverly A. Byrne, Glen R. Derback, or any one of them, with full power of substitution to each, to be the attorneys and proxies of the undersigned at the Annual Meeting of Shareholders of Maxim Series Fund to be held at 8515 E. Orchard Rd., Englewood, Colorado, at 9:30 a.m. on April 23, 1996 and at any adjournment thereof, and to represent and direct the voting interest represented by the undersigned as of February 29, 1996, upon the proposals below and as set forth in the Notice of Annual Meeting and Proxy Statement for such meeting.

     1) FOR ELECTION OF MEMBERS OF THE BOARD OF DIRECTORS OF MAXIM SERIES FUND, INC. to serve until their successors are elected and qualified.


          [  ]  FOR all nominees listed      [  ]  WITHHOLD AUTHORITY to vote
                below (except as marked            for all nominees listed
                to the contrary below)             below

               (The Board of Directors recommends a vote FOR)

   (INSTRUCTION:  To withhold authority to vote for any individual nominee mark the box next to the nominee's name below)

          [  ] R.P. Koeppe    [  ] R. Jennings    [  ] D. Low
[  ] J.D. Motz      [  ] S. Zisman


     2) PROPOSAL TO RATIFY THE SELECTION OF DELOITTE & TOUCHE, LLP as the independent auditors for Maxim Series Fund, Inc. for the fiscal year ending December 31, 1996.

          [  ] FOR            [  ] AGAINST             [  ] ABSTAIN

               (The Board of Directors recommends a vote FOR)

     3) In the Board of Directors' discretion, on such other business which may properly come before the meeting or any adjournment thereof.

This Proxy will be voted, and voted as specified. IF NO SPECIFICATIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.



                    Dated:                                              , 1996

                              (Signature of Shareholder)

                    THIS PROXY MAY BE REVOKED BY THE SHAREHOLDER (CONTRACTOWNER) AT ANY TIME PRIOR TO THE ANNUAL MEETING.

                    PLEASE SIGN AND DATE YOUR PROXY AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.